Putnam
Health
Sciences
Trust

SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

2-28-03

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FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

Dear Fellow Shareholder:

While Putnam Health Sciences Trust's negative results for the semi annual period ended February 28, 2003 reflect the ongoing stock market decline, we hope you will find it encouraging to note that the fund outperformed both the broad market, as measured by its benchmark, the S&P 500 Index, and its Lipper category average, as detailed on page 7. We are disappointed, of course, to have to bring you such news, but some comfort may be gained in observing that markets do not decline forever and the current downtrend, now in its fourth year, should be near the end of this cycle.

In the following report, your fund's management team lays out in detail the factors most directly responsible for the fund's results during the period. The managers also discuss the strategies they employed both in response to the difficult current market environment and in positioning the fund to take maximum advantage of opportunities they believe will present themselves in the months ahead.

Meanwhile, as we look back on one of the most challenging periods in recent investment history, we would like you to know how much we appreciate your patience and continued confidence in Putnam. We believe those who maintain a long-term focus and a diversified approach to investing should eventually be rewarded for their fortitude.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
April 16, 2003

REPORT FROM FUND MANAGEMENT

 FUND HIGHLIGHTS

* Putnam Health Sciences Trust had a loss for the semiannual period ended February 28, 2003, with class A shares posting returns of -4.16% at net asset value and -9.67% at public offering price.

* The fund outperformed the broad market, as measured by its benchmark, the S&P 500 Index, which returned -7.29% for the period.

* The fund also outperformed the average for its Lipper category, Health/Biotechnology Funds, which was -4.67%.

* See the Performance Summary on page 7 for complete fund performance, comparative performance, and Lipper data.

* PERFORMANCE COMMENTARY

The fund's negative return for the semiannual period should be viewed in the context of generally declining equity prices and a challenging environment for many health-care stocks. While it is always disappointing to report a decline in value, we are encouraged by the fund's favorable performance versus its peer group. We attribute the fund's strong relative performance in part to a decision during the period to reduce the fund's exposure to health-care services companies, including hospitals and health maintenance organizations (HMOs).

While the fund outperformed its benchmark, the S&P 500 Index, its return slightly lagged that of the Goldman Sachs Healthcare Index. The S&P 500 Index contains stocks across a wide range of sectors, most of which are not health-care related. Companies in the health-care sector are often viewed by investors as less vulnerable to economic conditions, due to the nature of their products and services. As a result, they have historically performed well on a relative basis during periods of economic weakness or uncertainty, such as we have been experiencing.

Past performance does not indicate future results. Performance information for longer periods and explanation of performance calculation methods begin on page 7.

Fund Profile

Putnam Health Sciences Trust seeks capital appreciation by investing mainly in stocks of companies in the health-sciences industries. The fund targets companies of all sizes in industries such as pharmaceuticals, health-care services, and biotechnology. The fund may be appropriate for investors seeking long-term growth of capital.

* MARKET OVERVIEW

As the fund's semiannual period opened, a stagnant economy and the potential for war in Iraq combined to keep investors on edge. A temporary resolution of the labor problems at west-coast docks helped to push markets in October to the best monthly performance since January 1987. Following Iraq's acceptance of U.N. weapons inspectors on November 13, however, equities were increasingly dogged by fears of a war. As 2002 drew to a close, a combination of selling to lock in profits from earlier in the quarter and investor skittishness pushed the market down. This negative trend continued through February of 2003, the last month of the fund's semiannual period.

While health-care stocks fell along with the broader market over the period, their declines were generally more modest. The most significant issue affecting health-care stocks over the six-month period involved allegations of malfeasance leveled at the management of Tenet HealthCare, a major operator of hospitals on the west coast. Tenet came under scrutiny by federal regulators for suspect patient treatment patterns at one major hospital and for its billing under Medicare across a number of hospitals. Based on our own concerns about the company's governance, we had sold all of the fund's Tenet holdings prior to these revelations. However, these developments had a negative effect on investor perceptions of health-care services stocks; prices of other fund holdings in this subsector declined as a result.

MARKET SECTOR PERFORMANCE 6 MONTHS ENDED 2/28/03

Equities

Standard & Poor's 500 Index                                   -7.29%
-----------------------------------------------------------------------
Goldman Sachs Healthcare Index (health-care stocks)           -3.35%
-----------------------------------------------------------------------
Russell 1000 Growth Index (growth stocks)                     -6.72%
-----------------------------------------------------------------------
Russell 1000 Value Index (value stocks)                       -7.80%
-----------------------------------------------------------------------

Bonds

Lehman Aggregate Bond Index (broad bond market)                4.74%
-----------------------------------------------------------------------
Lehman Municipal Bond Index (tax-free bond market)             3.36%
-----------------------------------------------------------------------
Lipper Money Market Funds category average                     0.38%
-----------------------------------------------------------------------

These indexes provide an overview of performance in different market sectors. They assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ.

* STRATEGY OVERVIEW

We continue to seek growth from a portfolio of health-care-related stocks diversified across the pharmaceutical, services, medical technology, and biotechnology sectors. While valuations overall for health-care companies are well below their highs, we believe individual stock selection remains critical to investing in this area. This is especially true with respect to pharmaceutical companies, which make up more than half of the fund's investment universe. Large drug companies continue to face a challenging environment characterized by lower-than-expected sales of new products, the impact of patent expirations for blockbuster drugs on pharmaceutical companies' earnings, and a more rigorous Food and Drug Administration (FDA) review process. While the fund's exposure to the pharmaceutical sector remains substantial, we have increased our holdings of smaller, more specialized providers and generic drug manufacturers, both of which are less affected by these trends.

After an extended period of strong performance by most health-care services stocks, our view is that valuations in this group are beginning to more fully reflect industry cost-cutting efforts and the improved Medicare reimbursement environment. As a result, we trimmed the fund's exposure to this area across the board prior to the end of 2002. While growth opportunities may be found on a selective basis among pharmaceutical and services companies, in our view, the biotechnology and medical devices areas have the strongest overall growth characteristics in the health-care universe.


[GRAPHIC OMITTED: horizontal bar chart INDUSTRY WEIGHTINGS COMPARED]

INDUSTRY WEIGHTINGS COMPARED*

                             as of 8/31/02         as of 2/28/03

Pharmaceuticals                  62.4%                 62.1%

Health-care
services                         16.7%                 15.1%

Medical
technology                       10.8%                 11.8%

Biotechnology                     7.6%                  8.9%

Photography/
imaging                           0.0%                  0.5%

Footnote reads:
*This chart shows how the fund's weightings have changed over the last six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.


* HOW FUND HOLDINGS AFFECTED PERFORMANCE

Two of the fund's top 10 holdings, Abbott Laboratories and Amgen, benefited during the period from regulatory developments that enhanced their ability to capitalize on the expanding market for rheumatoid arthritis treatments. Amgen received FDA approval to expand production of its drug, Enbrel, which has experienced rapid increases in sales volume and is an important driver of the company's growth. Abbott received approval to market its own rheumatoid arthritis treatment, Humira, earlier than anticipated. We expect this product to be a significant factor in Abbott's future growth given the attractiveness of this market.

In July of 2002, it was announced that Pharmacia had agreed to be acquired by pharmaceutical giant and fellow top-10 fund holding Pfizer. Closing of the transaction was expected to take place by the end of 2002 but was pushed back past the end of the period covered by this report. We continue to believe that Pfizer is attractively valued, and Pharmacia will bring to the combined entity a number of popular drugs with substantial periods remaining before their patent protections expire. In addition, we expect that significant cost savings and economies of scale will flow from the planned merger.


[GRAPHIC OMITTED: TOP 10 HOLDINGS]

TOP 10 HOLDINGS*

Johnson & Johnson
Pharmaceuticals

Pfizer, Inc.
Pharmaceuticals

Novartis AG
Switzerland
Pharmaceuticals

Amgen, Inc.
Biotechnology

Pharmacia Corp.
Pharmaceuticals

GlaxoSmithKline PLC ADR
United Kingdom
Pharmaceuticals

Merck & Co., Inc.
Pharmaceuticals

Medtronic
Medical technology

Abbott Laboratories
Pharmaceuticals

Wyeth
Pharmaceuticals

Footnote reads:
*These holdings represent 52.0% of the fund's net assets as of 2/28/03.
 Portfolio holdings will vary over time.

One of the fund's top performers over the period was Forrest
Laboratories, which continues to be rewarded by the market for a string of successful new products and dramatic earnings growth. We believe that the stock remains attractive at current levels and continue to maintain a substantial position.

The fund had a slight overweighting in CIGNA, a large services provider, relative to the benchmark index. Unfortunately, this detracted from performance over the period. The stock fell sharply, as CIGNA projected lower earnings stemming both from delays in completing an internal systems restructuring and losses on a segment of its health-insurance business, which has experienced higher-than-anticipated costs. We continue to hold the stock, and in fact added shares on weakness, as we believe CIGNA's strong dividend yield and long-term prospects make it an attractive investment.

Please note that all holdings discussed in this report are subject to review in accordance with the fund's investment strategy and may vary in the future.

* THE FUND'S MANAGEMENT TEAM

The fund is managed by the Putnam Health Sciences Team. The members of the team are Terrence Norchi (Portfolio Leader) and Cole Lannum
(Portfolio Member).


THE OUTLOOK FOR YOUR FUND

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team's plans for responding to them.

With the recent confirmation of a new FDA commissioner, we believe the oversight issues that have plagued the pharmaceutical and biotechnology sectors are likely to be addressed in the relatively near future. In addition, the midterm elections have passed, resulting in a lowering of the rhetoric with respect to increased industry regulation. While health care continues to be an important topic of political discussion, no overhaul of the system, with all the uncertainty that would entail, appears imminent.

More broadly, our investment outlook for the second half of the fund's fiscal year is generally positive, with the caveat that external factors have been weighing heavily on the economy and markets and may continue to do so for some time. We believe that, as the uncertainties with respect to the geopolitical situation ease, the overall tone of the equity market will begin to strengthen. In our view, the health-care sector in particular is attractively positioned for long-term growth driven by an aging population and the development of new drugs and technologies. We will continue to invest in a diversified portfolio of carefully selected health-care companies while closely monitoring the market environment.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 2/28/03, there is no guarantee the fund will continue to hold these securities in the future. The fund concentrates its investments in one sector and involves more risk than a fund that invests more broadly.


PERFORMANCE SUMMARY

This section provides information about your fund's performance during its semiannual period, which ended February 28, 2003. In accordance with

NASD requirements we also include performance for the most current calendar quarter-end. Performance should always be considered in light of a fund's investment strategy. A profile of your fund's strategy appears on the first page of this report.



TOTAL RETURN FOR PERIODS ENDED 2/28/03

                     Class A         Class B        Class C        Class M      Class R
(inception dates)   (5/28/82)       (3/1/93)       (7/26/99)       (7/3/95)    (1/21/03)
                   NAV     POP     NAV   CDSC     NAV    CDSC     NAV    POP      NAV
----------------------------------------------------------------------------------------
6 months         -4.16%  -9.67%  -4.53%  -9.31%  -4.52%  -5.47%  -4.41%  -7.76%  -4.29%
----------------------------------------------------------------------------------------
1 year          -19.98  -24.58  -20.59  -24.56  -20.59  -21.38  -20.38  -23.17  -20.19
----------------------------------------------------------------------------------------
5 years          -3.66   -9.19   -7.22   -8.77   -7.11   -7.11   -6.04   -9.33   -4.87
Annual average   -0.74   -1.91   -1.49   -1.82   -1.46   -1.46   -1.24   -1.94   -0.99
----------------------------------------------------------------------------------------
10 years        200.46  183.16  178.36  178.36  179.02  179.02  185.71  175.68  193.03
Annual average   11.63   10.97   10.78   10.78   10.81   10.81   11.07   10.67   11.35
----------------------------------------------------------------------------------------
Annual average
(life of fund)   13.37   13.04   12.40   12.40   12.52   12.52   12.69   12.50   13.08
----------------------------------------------------------------------------------------



COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 2/28/03

                                                 Lipper Health/
                                                  Biotechnology
                               S&P 500           Funds category
                                Index               average*
-------------------------------------------------------------------------
6 months                        -7.29%                -4.67%
-------------------------------------------------------------------------
1 year                         -22.68                -24.22
-------------------------------------------------------------------------
5 years                        -14.08                 20.16
Annual average                  -2.99                  3.30
-------------------------------------------------------------------------
10 years                       129.29                235.09
Annual average                   8.65                 12.48
-------------------------------------------------------------------------
Annual average
(life of fund)                  13.42                 15.72
-------------------------------------------------------------------------

Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares.

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for classes A and M shares reflect a sales charge of 5.75% and 3.50%, respectively. Class B share returns reflect the applicable contingent deferred sales charge
(CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Class R share returns have no initial sales charge or CDSC. Performance for class B, C, M, and R shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher operating expenses for such shares.

*Over the 6-month and 1-, 5-, and 10-year periods ended 2/28/03, there were 193, 181, 46, and 14 funds, respectively, in this Lipper category.



PRICE AND DISTRIBUTION* INFORMATION 6 MONTHS ENDED 2/28/03

                  Class A         Class B         Class C         Class M         Class R
-------------------------------------------------------------------------------------------
Share value:    NAV     POP         NAV             NAV         NAV     POP         NAV
-------------------------------------------------------------------------------------------
8/31/02       $50.99  $54.10      $47.46          $49.82       $49.23  $51.02        --
-------------------------------------------------------------------------------------------
1/21/03**         --      --          --              --           --      --    $50.74
-------------------------------------------------------------------------------------------
2/28/03        48.87   51.85       45.31           47.57        47.06   48.77     48.85
-------------------------------------------------------------------------------------------

 *The fund did not make any distributions during the period.

**Inception date of Class R shares.




TOTAL RETURN FOR PERIODS ENDED 3/31/03 (most recent calendar quarter)

                     Class A         Class B        Class C        Class M      Class R
(inception dates)   (5/28/82)       (3/1/93)       (7/26/99)       (7/3/95)    (1/21/03)
                   NAV     POP     NAV   CDSC     NAV    CDSC     NAV    POP      NAV
----------------------------------------------------------------------------------------
6 months          3.40%  -2.55%   3.02%  -1.98%   3.03%   2.03%   3.16%  -0.45%   3.28%
----------------------------------------------------------------------------------------
1 year          -18.12  -22.83  -18.73  -22.80  -18.72  -19.53  -18.51  -21.36  -18.31
----------------------------------------------------------------------------------------
5 years          -4.64  -10.12   -8.16   -9.69   -8.04   -8.04   -6.97  -10.23   -5.81
Annual average   -0.94   -2.11   -1.69   -2.02   -1.66   -1.66   -1.43   -2.14   -1.19
----------------------------------------------------------------------------------------
10 years        205.19  187.66  182.71  182.71  183.37  183.37  190.32  180.16  197.69
Annual average   11.80   11.14   10.95   10.95   10.98   10.98   11.25   10.85   11.53
----------------------------------------------------------------------------------------
Annual average
(life of fund)   13.48   13.15   12.51   12.51   12.63   12.63   12.80   12.61   13.19
----------------------------------------------------------------------------------------


Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. The NAV is calculated by dividing the net value of all the fund's assets by the number of outstanding shares.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charges or CDSC and are available only to certain defined contribution plans.

COMPARATIVE INDEXES

Standard & Poor's 500 Index is an unmanaged index of common stock performance.

Goldman Sachs Healthcare Index is an unmanaged index of common stock performance within the health-care sector.

Russell 1000 Growth Index is an unmanaged index of those companies in the Russell 1000 chosen for their growth orientation.

Russell 1000 Value Index is an unmanaged index of those companies in the Russell 1000 chosen for their value orientation.

Lehman Aggregate Bond Index is an unmanaged index used as a general measure of fixed-income securities.

Lehman Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper Money Market Funds category average reflects the performance of taxable money market funds tracked by Lipper Inc.

Lipper Inc. is a third-party industry ranking entity that ranks funds (without sales charges) with similar current investment styles or objectives as determined by Lipper.

A NOTE ABOUT DUPLICATE MAILINGS

In response to investors' requests, the SEC has modified mailing regulations for proxy statements, semiannual and annual reports, and prospectuses. Putnam is now able to send a single copy of these materials to customers who share the same address. This change will automatically apply to all shareholders except those who notify us. If you would prefer to receive your own copy, please call Putnam at 1-800-225-1581.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, as well as the accompanying Notes, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.



THE FUND'S PORTFOLIO
February 28, 2003 (Unaudited)

COMMON STOCKS (98.5%) (a)
NUMBER OF SHARES                                                                                              VALUE
Biotechnology (8.9%)
-------------------------------------------------------------------------------------------------------------------
          3,517,605 Amgen, Inc. (NON)                                                                  $192,201,937
            760,200 Applera Corp.-Applied Biosystems Group                                               13,949,670
            161,900 Biogen, Inc. (NON)                                                                    5,753,926
            428,800 Chiron Corp. (NON)                                                                   15,659,776
            305,100 Connetics Corp. (NON)                                                                 4,469,715
            182,300 Genentech, Inc. (NON)                                                                 6,446,128
            403,812 Genzyme Corp. (NON)                                                                  12,590,858
            767,900 Gilead Sciences, Inc. (NON)                                                          26,108,600
             22,300 ICOS Corp. (NON)                                                                        444,885
            233,274 IDEC Pharmaceuticals Corp. (NON)                                                      6,706,628
            240,394 IDEXX Laboratories, Inc. (NON)                                                        8,764,765
            103,000 ILEX Oncology, Inc. (NON)                                                               653,020
            322,819 Intermune Pharmaceuticals, Inc. (Private) (NON)                                       6,443,467
            280,684 MedImmune, Inc. (NON)                                                                 8,423,327
             13,700 Nexia Biotechnologies, Inc. (Canada) (NON)                                               16,554
            296,241 Nexia Biotechnologies, Inc. 144A (Canada) (NON)                                         357,947
            400,334 QIAGEN NV (Netherlands) (NON)                                                         2,317,934
             39,600 Scios, Inc. (NON)                                                                     1,728,144
              7,547 Serono SA Class B (Switzerland)                                                       3,351,748
            122,500 SICOR, Inc. (NON)                                                                     1,817,900
                                                                                                      -------------
                                                                                                        318,206,929

Conglomerates (--%)
-------------------------------------------------------------------------------------------------------------------
             55,372 UCB SA (Belgium)                                                                      1,265,577

Health Care Services (15.1%)
-------------------------------------------------------------------------------------------------------------------
            595,400 AdvancePCS (NON)                                                                     16,641,430
            413,400 AmerisourceBergen Corp.                                                              22,737,000
            511,512 Anthem, Inc. (NON)                                                                   30,491,230
             79,200 Apria Healthcare Group, Inc. (NON)                                                    1,744,776
          1,259,860 Cardinal Health, Inc.                                                                72,177,379
            672,965 Caremark Rx, Inc. (NON)                                                              11,749,969
             28,200 Centene Corp. (NON)                                                                     719,100
            488,500 CIGNA Corp.                                                                          20,990,845
            228,400 Community Health Systems, Inc. (NON)                                                  4,282,500
            206,000 Covance, Inc. (NON)                                                                   4,851,300
             69,300 Cross Country, Inc. (NON)                                                               764,379
            454,200 DaVita, Inc. (NON)                                                                    9,424,650
            501,700 Express Scripts, Inc. Class A (NON)                                                  25,947,924
          1,955,726 HCA, Inc.                                                                            80,654,140
            179,900 Laboratory Corp. of America Holdings (NON)                                            4,995,823
            368,400 LifePoint Hospitals, Inc. (NON)                                                       7,810,080
             44,900 McKesson Corp.                                                                        1,196,136
            308,200 Mid Atlantic Medical Services, Inc. (NON)                                            11,018,150
            350,600 Omnicare, Inc.                                                                        8,863,168
            411,490 Oxford Health Plans, Inc. (NON)                                                      11,521,720
             74,000 Pediatrix Medical Group, Inc. (NON)                                                   2,090,500
            363,600 Pharmaceutical Product Development, Inc. (NON)                                       11,406,132
            306,390 Quest Diagnostics, Inc. (NON)                                                        16,165,136
            229,300 Renal Care Group, Inc. (NON)                                                          6,711,611
            704,400 Steris Corp. (NON)                                                                   17,786,100
            254,400 Triad Hospitals, Inc. (NON)                                                           6,611,856
            951,532 UnitedHealth Group, Inc.                                                             78,882,003
            219,600 Universal Health Svcs., Inc. Class B (NON)                                            8,529,264
            629,670 Wellpoint Health Networks, Inc. (NON)                                                42,823,857
                                                                                                      -------------
                                                                                                        539,588,158

Medical Technology (11.8%)
-------------------------------------------------------------------------------------------------------------------
            157,440 Alcon, Inc. (Switzerland) (NON)                                                       6,163,776
            228,587 Amersham PLC (United Kingdom)                                                         1,549,906
          1,853,400 Baxter International, Inc.                                                           52,618,026
            311,500 Beckman Coulter, Inc.                                                                10,310,650
             73,100 Becton, Dickinson and Co.                                                             2,514,640
            589,800 Biomet, Inc.                                                                         17,829,654
            985,900 Boston Scientific Corp. (NON)                                                        43,547,203
             15,700 C.R. Bard, Inc.                                                                         927,870
            110,303 Charles River Laboratories International, Inc. (NON)                                  3,299,163
            324,422 Cytyc Corp. (NON)                                                                     4,129,892
            280,600 DENTSPLY International, Inc.                                                          9,787,328
            157,370 Diagnostic Products Corp.                                                             5,336,417
             85,800 Edwards Lifesciences Corp. (NON)                                                      2,283,138
            249,240 Guidant Corp. (NON)                                                                   8,912,822
          3,166,084 Medtronic, Inc.                                                                     141,523,955
             21,000 Nobel Biocare Holding AG (Switzerland) (NON)                                          1,188,679
            355,780 Respironics, Inc. (NON)                                                              11,046,969
            184,400 Serologicals Corp. (NON)                                                              1,576,620
          1,255,795 Smith & Nephew PLC (United Kingdom)                                                   7,239,030
            495,730 St. Jude Medical, Inc. (NON)                                                         22,644,946
            307,800 Stryker Corp.                                                                        20,068,560
              5,121 Synthes-Stratec, Inc. (Switzerland)                                                   2,833,456
              7,900 Techne Corp. (NON)                                                                      171,588
            308,570 Varian Medical Systems, Inc. (NON)                                                   15,598,214
            664,360 Zimmer Holdings, Inc. (NON)                                                          29,490,940
                                                                                                      -------------
                                                                                                        422,593,442

Pharmaceuticals (62.1%)
-------------------------------------------------------------------------------------------------------------------
          3,440,867 Abbott Laboratories                                                                 122,563,683
            424,311 Allergan, Inc.                                                                       27,240,766
             78,500 Andrx Group (NON)                                                                       914,525
             25,500 Angiotech Pharmaceuticals, Inc. (Canada) (NON)                                        1,005,465
          1,200,601 AstraZeneca PLC (United Kingdom)                                                     38,726,586
          2,110,342 AstraZeneca PLC ADR (United Kingdom)                                                 67,784,185
            359,530 Aventis SA (France)                                                                  16,322,406
            159,911 Barr Laboratories, Inc. (NON)                                                        12,458,666
          2,333,800 Bristol-Myers Squibb Co.                                                             54,377,540
            157,000 Cephalon, Inc. (NON)                                                                  7,559,550
             12,600 Daiichi Pharmaceutical Co., Ltd. (Japan)                                                168,853
            622,600 Eisai Co., Ltd. (Japan)                                                              12,114,890
          1,772,564 Eli Lilly & Co.                                                                     100,256,220
          1,517,260 Forest Laboratories, Inc. (NON)                                                      75,559,548
          5,274,600 GlaxoSmithKline PLC ADR (United Kingdom)                                            184,874,730
            348,900 IVAX Corp. (NON)                                                                      3,939,081
          5,266,050 Johnson & Johnson                                                                   276,204,323
          2,110,090 King Pharmaceuticals, Inc. (NON)                                                     35,344,008
             47,100 Medicis Pharmaceutical Corp. Class A (NON)                                            2,194,860
          3,487,000 Merck & Co., Inc.                                                                   183,939,250
            543,000 Mylan Laboratories, Inc.                                                             15,502,650
          5,899,950 Novartis AG (Switzerland)                                                           216,759,506
            507,100 Novo-Nordisk A/S (Denmark)                                                           14,570,147
            273,250 Ono Pharmaceutical Co., Ltd. (Japan)                                                  8,576,629
          7,647,372 Pfizer, Inc.                                                                        228,044,633
          4,639,526 Pharmacia Corp.                                                                     191,705,214
            579,006 Roche Holding AG (Switzerland)                                                       34,791,618
            115,679 Salix Pharmaceuticals, Ltd. (NON)                                                       592,276
            707,400 Sankyo Co., Ltd. (Japan)                                                              9,443,970
            648,308 Sanofi-Synthelabo SA (France)                                                        34,665,361
             43,250 Schering AG (Germany)                                                                 1,603,253
          1,201,700 Schering-Plough Corp.                                                                21,654,634
            221,081 Shire Pharmaceuticals Group PLC ADR (United Kingdom) (NON)                            3,477,825
            464,170 Taisho Pharmaceutical Co., Ltd. (Japan)                                               6,785,836
          1,368,600 Takeda Chemical Industries, Ltd. (Japan)                                             50,483,046
            344,900 Terumo Corp. (Japan)                                                                  5,345,658
            121,212 Teva Pharmaceutical Industries, Ltd. ADR (Israel)                                     4,579,389
          3,412,477 Wyeth                                                                               120,289,814
          1,056,900 Yamanouchi Pharmaceutical Co., Ltd. (Japan)                                          28,792,030
                                                                                                      -------------
                                                                                                      2,221,212,624

Photography/Imaging (0.5%)
-------------------------------------------------------------------------------------------------------------------
          1,001,000 Olympus Optical Co., Ltd. (Japan)                                                    16,175,212

Retail (0.1%)
-------------------------------------------------------------------------------------------------------------------
            100,200 NBTY, Inc. (NON)                                                                      1,791,576
                                                                                                     --------------
                    Total Common Stocks (cost $3,338,158,781)                                        $3,520,833,518

CONVERTIBLE PREFERRED STOCKS (--%) (a) (cost $3,002,107)
NUMBER OF SHARES                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
            342,000 Third Wave Technologies, Inc. Ser. F, 10.00% cv. pfd.                                $1,157,533

SHORT-TERM INVESTMENTS (1.1%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
           $206,479 Short-term investments held as collateral for loaned securities with yields ranging from 1.26% to 1.38% and due dates ranging from
                    March 3, 2003 to April 23, 2003 (d)                                                    $206,400
         39,355,856 Short-term investments held in Putnam commingled cash account with yields ranging from 1.23% to 1.69% and due dates ranging
                    from March 3, 2003 to April 23, 2003 (d)                                             39,355,856
                                                                                                     --------------
                    Total Short-Term Investments (cost $39,562,256)                                     $39,562,256
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $3,380,723,144)                                          $3,561,553,307
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $3,574,015,752.

(NON) Non-income-producing security.

  (d) See Note 1 to the financial statements.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      ADR after the name of a foreign holding stands for American
      Depositary Receipts, representing ownership of foreign securities on deposit with a custodian bank.

      DIVERSIFICATION BY COUNTRY

      Distribution of investments by country of issue at February 28, 2003:
      (as a percentage of Market Value)

            France                  1.4%
            Japan                   3.9
            Switzerland             7.4
            United Kingdom          8.5
            United States          78.0
            Other                   0.8
                                  -----
            Total                 100.0%

------------------------------------------------------------------------------
Forward Currency Contracts to Buy at February 28, 2003 (Unaudited)
(aggregate face value $104,478,776)
                                     Aggregate Face  Delivery      Unrealized
                      Market Value        Value        Date       Appreciation
------------------------------------------------------------------------------
Canadian Dollars       $11,376,466     $11,370,859   6/18/2003          $5,607
Danish Krones            4,127,580       3,816,162   3/19/2003         311,418
Euro                    41,267,414      41,229,336   6/18/2003          38,078
Swiss Francs            52,122,063      48,062,419   3/19/2003       4,059,644
------------------------------------------------------------------------------
                                                                    $4,414,747
------------------------------------------------------------------------------
Forward Currency Contracts to Sell at February 28, 2003 (Unaudited)
(aggregate face value $139,445,258)
                                                                   Unrealized
                          Market     Aggregate Face  Delivery    Appreciation/
                          Value           Value        Date     (Depreciation)
------------------------------------------------------------------------------
British Pounds         $50,364,903     $50,622,090   6/18/2003        $257,187
Japanese Yen            31,740,328      31,884,050   6/18/2003         143,722
Swiss Franc             57,649,533      56,939,118   3/19/2003        (710,415)
------------------------------------------------------------------------------
                                                                     $(309,506)
------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
February 28, 2003 (Unaudited)
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value, including $196,333 of securities on
loan (identified cost $3,380,723,144) (Note 1)                               $3,561,553,307
-------------------------------------------------------------------------------------------
Cash                                                                              1,711,587
-------------------------------------------------------------------------------------------
Foreign currency (cost $997,441) (Note 1)                                           995,652
-------------------------------------------------------------------------------------------
Dividends, interest and other receivables                                         7,271,558
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                              938,108
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                    5,892,765
-------------------------------------------------------------------------------------------
Receivable for open forward currency contracts (Note 1)                           4,854,990
-------------------------------------------------------------------------------------------
Receivable for closed forward currency contracts (Note 1)                        13,256,212
-------------------------------------------------------------------------------------------
Total assets                                                                  3,596,474,179

Liabilities
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                  5,318,665
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                        6,543,776
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                      5,033,023
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                          855,716
-------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                       200,235
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                          4,505
-------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                            1,959,630
-------------------------------------------------------------------------------------------
Payable for open forward currency contracts (Note 1)                                749,749
-------------------------------------------------------------------------------------------
Payable for closed forward currency contracts (Note 1)                            1,199,181
-------------------------------------------------------------------------------------------
Collateral on securities loaned, at value (Note 1)                                  206,400
-------------------------------------------------------------------------------------------
Other accrued expenses                                                              387,547
-------------------------------------------------------------------------------------------
Total liabilities                                                                22,458,427
-------------------------------------------------------------------------------------------
Net assets                                                                   $3,574,015,752

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                              $3,559,093,799
-------------------------------------------------------------------------------------------
Accumulated net investment loss (Note 1)                                         (2,310,345)
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign
currency transactions (Note 1)                                                 (167,822,480)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and assets and
liabilities in foreign currencies                                               185,054,778
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital shares
outstanding                                                                  $3,574,015,752

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($2,147,708,728 divided by 43,951,230 shares)                                        $48.87
-------------------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $48.87)*                              $51.85
-------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($1,285,239,326 divided by 28,364,421 shares)**                                      $45.31
-------------------------------------------------------------------------------------------
Net asset value and offering price per class C share
($62,600,392 divided by 1,316,060 shares)**                                          $47.57
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($50,818,309 divided by 1,079,920 shares)                                            $47.06
-------------------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $47.06)*                              $48.77
-------------------------------------------------------------------------------------------
Net asset value, offering price and redemption price per class R share
($977 divided by 20 shares)                                                          $48.85
-------------------------------------------------------------------------------------------
Net asset value, offering price and redemption price per class Y share
($27,648,020 divided by 561,521 shares)                                              $49.24
-------------------------------------------------------------------------------------------

 * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

   The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Six months ended February 28, 2003 (Unaudited)
Investment income:
-------------------------------------------------------------------------------------------
Dividends (net of foreign tax of $822,676)                                      $22,696,431
-------------------------------------------------------------------------------------------
Interest                                                                            263,260
-------------------------------------------------------------------------------------------
Securities lending                                                                   32,977
-------------------------------------------------------------------------------------------
Total investment income                                                          22,992,668

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                 10,397,130
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                    3,249,189
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                    64,585
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                     18,182
-------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                             2,858,749
-------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                             6,871,713
-------------------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                               336,160
-------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                               210,718
-------------------------------------------------------------------------------------------
Other                                                                             1,784,986
-------------------------------------------------------------------------------------------
Total expenses                                                                   25,791,412
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                         (507,922)
-------------------------------------------------------------------------------------------
Net expenses                                                                     25,283,490
-------------------------------------------------------------------------------------------
Net investment loss                                                              (2,290,822)
-------------------------------------------------------------------------------------------
Net realized loss on investments  (Notes 1 and 3)                              (122,943,743)
-------------------------------------------------------------------------------------------
Net realized loss on futures contracts (Note 1)                                  (6,171,532)
-------------------------------------------------------------------------------------------
Net realized gain on foreign currency transactions (Note 1)                      16,385,317
-------------------------------------------------------------------------------------------
Net unrealized appreciation of assets and liabilities in foreign
currencies during the period                                                      4,262,131
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and futures contracts
during the period                                                               (57,435,100)
-------------------------------------------------------------------------------------------
Net loss on investments                                                        (165,902,927)
-------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                          $(168,193,749)
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                 Six months ended            Year ended
                                                                      February 28             August 31
                                                                             2003*                 2002
-------------------------------------------------------------------------------------------------------
Decrease in net assets
-------------------------------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------------------------------
Net investment loss                                                   $(2,290,822)         $(12,905,422)
-------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments and foreign
currency transactions                                                (112,729,958)           74,407,547
-------------------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and assets and
liabilities in foreign currencies                                     (53,172,969)       (1,177,871,919)
-------------------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                 (168,193,749)       (1,116,369,794)
-------------------------------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
-------------------------------------------------------------------------------------------------------
  From net realized long-term gain on investments
   Class A                                                                     --          (124,018,826)
-------------------------------------------------------------------------------------------------------
   Class B                                                                     --           (90,297,516)
-------------------------------------------------------------------------------------------------------
   Class C                                                                     --            (3,944,088)
-------------------------------------------------------------------------------------------------------
   Class M                                                                     --            (3,523,854)
-------------------------------------------------------------------------------------------------------
   Class Y                                                                     --              (961,316)
-------------------------------------------------------------------------------------------------------
Decrease from capital share transactions (Note 4)                    (338,846,024)         (534,581,307)
-------------------------------------------------------------------------------------------------------
Total decrease in net assets                                         (507,039,773)       (1,873,696,701)

Net assets
-------------------------------------------------------------------------------------------------------
Beginning of period                                                 4,081,055,525         5,954,752,226
-------------------------------------------------------------------------------------------------------
End of period (including accumulated net investment loss
of $2,310,345 and $19,523, respectively)                           $3,574,015,752        $4,081,055,525
-------------------------------------------------------------------------------------------------------

* Unaudited

  The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------------------------
                                    Six months
                                       ended
Per-share                           February 28
operating performance               (Unaudited)                        Year ended August 31
------------------------------------------------------------------------------------------------------------------
                                        2003         2002         2001         2000         1999         1998
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $50.99       $65.80       $82.19       $59.51       $53.50       $55.82
------------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------------
Net investment income (loss)(a)          .04          .04         (.09)        (.08)        (.07)        (.01)
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (2.16)      (12.41)      (12.12)       22.76        11.09         4.13
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                  (2.12)      (12.37)      (12.21)       22.68        11.02         4.12
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                         --           --           --           --           --         (.02)
------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --        (2.44)       (4.18)          --        (4.98)       (6.42)
------------------------------------------------------------------------------------------------------------------
From return of
capital                                   --           --           --           --         (.03)          --
------------------------------------------------------------------------------------------------------------------
Total distributions                       --        (2.44)       (4.18)          --        (5.01)       (6.44)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $48.87       $50.99       $65.80       $82.19       $59.51       $53.50
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                 (4.16)*     (19.55)      (15.70)       38.11        20.50         7.48
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                    $2,147,709   $2,443,292   $3,373,822   $3,942,734   $2,883,732   $2,236,469
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .52*        1.00          .96          .93          .95         1.00
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
to average net assets (%)                .09*         .06         (.13)        (.12)        (.11)        (.02)
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 21.71*       64.55        47.86        67.34        79.12        40.45
------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment income (loss) has been determined on the basis of weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS B
------------------------------------------------------------------------------------------------------------------
                                    Six months
                                       ended
Per-share                           February 28
operating performance               (Unaudited)                        Year ended August 31
------------------------------------------------------------------------------------------------------------------
                                        2003         2002         2001         2000         1999         1998
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $47.46       $61.85       $78.08       $56.96       $51.74       $54.54
------------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------------
Net investment loss (a)                 (.13)        (.39)        (.61)        (.56)        (.50)        (.44)
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (2.02)      (11.56)      (11.44)       21.68        10.73         4.06
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                  (2.15)      (11.95)      (12.05)       21.12        10.23         3.62
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --        (2.44)       (4.18)          --        (4.98)       (6.42)
------------------------------------------------------------------------------------------------------------------
From return of
capital                                   --           --           --           --         (.03)          --
------------------------------------------------------------------------------------------------------------------
Total distributions                       --        (2.44)       (4.18)          --        (5.01)       (6.42)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $45.31       $47.46       $61.85       $78.08       $56.96       $51.74
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                 (4.53)*     (20.14)      (16.35)       37.08        19.61         6.67
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                    $1,285,239   $1,475,577   $2,354,988   $2,877,594   $2,141,640   $1,292,418
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .90*        1.75         1.71         1.68         1.70         1.75
------------------------------------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)               (.29)*       (.69)        (.88)        (.87)        (.86)        (.76)
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 21.71*       64.55        47.86        67.34        79.12        40.45
------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment loss has been determined on the basis of weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS C
-----------------------------------------------------------------------------------------------------
                                    Six months                                         For the period
                                       ended                                              July 26
Per-share                           February 28                                          1999+ to
operating performance               (Unaudited)           Year ended August 31           August 31
-----------------------------------------------------------------------------------------------------
                                        2003         2002         2001         2000         1999
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $49.82       $64.81       $81.60       $59.48       $59.32
-----------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------
Net investment loss (a)                 (.14)        (.40)        (.61)        (.64)        (.04)
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (2.11)      (12.15)      (12.00)       22.76          .20
-----------------------------------------------------------------------------------------------------
Total from
investment operations                  (2.25)      (12.55)      (12.61)       22.12          .16
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --        (2.44)       (4.18)          --           --
-----------------------------------------------------------------------------------------------------
Total distributions                       --        (2.44)       (4.18)          --           --
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $47.57       $49.82       $64.81       $81.60       $59.48
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                 (4.52)*     (20.14)      (16.32)       37.19          .27*
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $62,600      $72,725     $103,940      $82,117       $3,770
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .90*        1.75         1.71         1.68          .17*
-----------------------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)               (.29)*       (.69)        (.86)        (.89)        (.09)*
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 21.71*       64.55        47.86        67.34        79.12
-----------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment loss has been determined on the basis of weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS M
------------------------------------------------------------------------------------------------------------------
                                     Six months
                                       ended
Per-share                           February 28
operating performance               (Unaudited)                        Year ended August 31
------------------------------------------------------------------------------------------------------------------
                                        2003         2002         2001         2000         1999         1998
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $49.23       $63.91       $80.34       $58.47       $52.87       $55.47
------------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------------
Net investment loss (a)                 (.07)        (.26)        (.45)        (.41)        (.37)        (.31)
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (2.10)      (11.98)      (11.80)       22.28        10.98         4.13
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                  (2.17)      (12.24)      (12.25)       21.87        10.61         3.82
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --        (2.44)       (4.18)          --        (4.98)       (6.42)
------------------------------------------------------------------------------------------------------------------
From return of
capital                                   --           --           --           --         (.03)          --
------------------------------------------------------------------------------------------------------------------
Total distributions                       --        (2.44)       (4.18)          --        (5.01)       (6.42)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $47.06       $49.23       $63.91       $80.34       $58.47       $52.87
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                 (4.41)*     (19.94)      (16.13)       37.40        19.93         6.94
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $50,818      $60,932      $95,388     $122,066      $93,216      $56,662
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .77*        1.50         1.46         1.43         1.45         1.50
------------------------------------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)               (.16)*       (.44)        (.64)        (.62)        (.61)        (.51)
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 21.71*       64.55        47.86        67.34        79.12        40.45
------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment loss has been determined on the basis of weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS R
-----------------------------------------------------
                                   For the period
                                January 21, 2003+ to
Per-share                           February 28
operating performance               (Unaudited)
-----------------------------------------------------
                                        2003
-----------------------------------------------------
Net asset value,
beginning of period                   $50.74
-----------------------------------------------------
Investment operations:
-----------------------------------------------------
Net investment loss (a)                   -- (d)
-----------------------------------------------------
Net realized and unrealized
loss on investments                    (1.89)
-----------------------------------------------------
Total from
investment operations                  (1.89)
-----------------------------------------------------
Net asset value,
end of period                         $48.85
-----------------------------------------------------
Total return at
net asset value (%)(b)                 (3.72)*
-----------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------
Net assets, end of period
(in thousands)                            $1
-----------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .14*
-----------------------------------------------------
Ratio of net investment loss
to average net assets (%)               (.01)*
-----------------------------------------------------
Portfolio turnover (%)                 21.71*
-----------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS Y
----------------------------------------------------------------------------------------
                                    Six months
                                       ended                             For the period
Per-share                           February 28                          April 4, 2000+
operating performance               (Unaudited)    Year ended August 31   to August 31
----------------------------------------------------------------------------------------
                                        2003         2002         2001         2000
----------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $51.31       $66.03       $82.28       $70.52
----------------------------------------------------------------------------------------
Investment operations:
----------------------------------------------------------------------------------------
Net investment income (a)                .11          .20          .09          .03
----------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (2.18)      (12.48)      (12.16)       11.73
----------------------------------------------------------------------------------------
Total from
investment operations                  (2.07)      (12.28)      (12.07)       11.76
----------------------------------------------------------------------------------------
Less distributions:
----------------------------------------------------------------------------------------
From net realized gain
on investments                            --        (2.44)       (4.18)          --
----------------------------------------------------------------------------------------
Total distributions                       --        (2.44)       (4.18)          --
----------------------------------------------------------------------------------------
Net asset value,
end of period                         $49.24       $51.31       $66.03       $82.28
----------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                 (4.03)*     (19.34)      (15.50)       16.68*
----------------------------------------------------------------------------------------

Ratios and supplemental data
----------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $27,648      $28,530      $26,614      $31,768
----------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .40*         .75          .71          .28*
----------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                .21*         .33          .12          .04*
----------------------------------------------------------------------------------------
Portfolio turnover (%)                 21.71*       64.55        47.86        67.34
----------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income has been determined on the basis of weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.



NOTES TO FINANCIAL STATEMENTS
February 28, 2003 (Unaudited)

Note 1
Significant accounting policies

Putnam Health Sciences Trust ("the fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The investment objective of the fund is to seek capital appreciation by investing primarily in the common stocks of companies in the health sciences industries.

The fund offers class A, class B, class C, class M, class R and class Y shares. The fund began offering Class R shares on January 21, 2003. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A, class M and class R shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front end sales charge of 3.50% and pay an ongoing distribution fee that is higher than class A shares but lower than class B and class C shares. Class R shares are sold without a front end sales charge and pay an ongoing distribution fee that is higher than class A shares, but lower than class B, class C and class M shares. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class R shares are offered to qualified employee benefit plans. Class Y shares are sold to certain eligible purchasers including participants in defined contribution plans (including corporate IRAs), certain college savings plans, bank trust departments and trust companies, and other defined contribution plans subject to minimum requirements.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at market value, which is determined using the last reported sales price on its principal exchange, or if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. For foreign investments, if trading or events occurring in other markets after the close of the principal exchange in which the securities are traded are expected to materially affect the value of the investments, then those investments are valued, taking into consideration these events, at their fair value following procedures approved by the Trustees.

Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. Other investments, including restricted securities, are valued at fair value following procedures approved by the Trustees.

B) Joint trading account The fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC. These balances may be invested in issuers of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

D) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

E) Forward currency contracts The fund may engage in forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short-term investments). The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is "marked to market" daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Forward currency contracts outstanding at period end are listed after The fund's portfolio.

F) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns. The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin." Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Future and written option contracts outstanding at period end are listed after The fund's portfolio.

G) Security lending The fund may lend securities, through its agent Citibank N.A., to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by Citibank N.A. The fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At February 28, 2003, the value of securities loaned amounted to $196,333. The fund received cash collateral of $206,400, which is pooled with collateral of other Putnam funds into 28 issuers of high grade short-term investments.

H) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintains an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the six months ended February 28, 2003, the fund had no borrowings against the line of credit.

I) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending August 31, 2003 approximately $15,277,000 of losses recognized during the period November 1, 2001 to August 31, 2002.

The aggregate identified cost on a tax basis is $3,420,942,044, resulting in gross unrealized appreciation and depreciation of $523,737,219 and $383,125,956, respectively, or net unrealized appreciation of $140,611,263.

J) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2
Management fee, administrative services
and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion and 0.43% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. The fund also reduced expenses through brokerage service arrangements. For the six months ended February 28, 2003, expenses were reduced by $507,922 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $4,140 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the six months ended February 28, 2003, Putnam Retail Management, acting as underwriter received net commissions of $145,524 and $2,500 from the sale of class A and class M shares, respectively, and received $1,515,070 and $6,173 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the six months ended February 28, 2003, Putnam Retail Management, acting as underwriter received $3,918 and no monies on class A and class M redemptions, respectively.

Note 3
Purchases and sales of securities

During the six months ended February 28, 2003, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $822,093,940 and $1,103,160,126, respectively. There were no purchases and sales of U.S. government obligations.

Note 4
Capital shares

At February 28, 2003, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                        Six months ended February 28, 2003
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,361,999         $68,613,135
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                             1,361,999          68,613,135

Shares repurchased                          (5,325,726)       (266,792,023)
---------------------------------------------------------------------------
Net decrease                                (3,963,727)      $(198,178,888)
---------------------------------------------------------------------------

                                                Year ended August 31, 2002
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  8,015,386        $483,368,850
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                             1,688,364         107,937,195
---------------------------------------------------------------------------
                                             9,703,750         591,306,045

Shares repurchased                         (13,066,223)       (754,898,004)
---------------------------------------------------------------------------
Net decrease                                (3,362,473)      $(163,591,959)
---------------------------------------------------------------------------

                                        Six months ended February 28, 2003
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    748,520         $35,102,946
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                               748,520          35,102,946

Shares repurchased                          (3,475,210)       (161,523,634)
---------------------------------------------------------------------------
Net decrease                                (2,726,690)      $(126,420,688)
---------------------------------------------------------------------------

                                                Year ended August 31, 2002
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  3,392,612        $194,412,417
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                             1,263,688          75,606,676
---------------------------------------------------------------------------
                                             4,656,300         270,019,093

Shares repurchased                         (11,640,833)       (629,103,111)
---------------------------------------------------------------------------
Net decrease                                (6,984,533)      $(359,084,018)
---------------------------------------------------------------------------

                                        Six months ended February 28, 2003
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                     91,023          $4,501,534
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                                91,023           4,501,534

Shares repurchased                            (234,710)        (11,476,510)
---------------------------------------------------------------------------
Net decrease                                  (143,687)        $(6,974,976)
---------------------------------------------------------------------------

                                                Year ended August 31, 2002
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    365,590         $21,802,153
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                51,922           3,261,241
---------------------------------------------------------------------------
                                               417,512          25,063,394

Shares repurchased                            (561,546)        (31,822,027)
---------------------------------------------------------------------------
Net decrease                                  (144,034)        $(6,758,633)
---------------------------------------------------------------------------

                                        Six months ended February 28, 2003
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                     39,252          $1,914,191
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                                39,252           1,914,191

Shares repurchased                            (197,140)         (9,493,794)
---------------------------------------------------------------------------
Net decrease                                  (157,888)        $(7,579,603)
---------------------------------------------------------------------------

                                                Year ended August 31, 2002
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    154,937          $9,147,125
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                51,657           3,200,145
---------------------------------------------------------------------------
                                               206,594          12,347,270

Shares repurchased                            (461,341)        (25,933,711)
---------------------------------------------------------------------------
Net decrease                                  (254,747)       $(13,586,441)
---------------------------------------------------------------------------

                                              Period from January 21, 2003
                                           (commencement of operations) to
                                                         February 28, 2003
---------------------------------------------------------------------------
Class R                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                         20              $1,000
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                                    20               1,000

Shares repurchased                                  --                  --
---------------------------------------------------------------------------
Net increase                                        20              $1,000
---------------------------------------------------------------------------

                                        Six months ended February 28, 2003
---------------------------------------------------------------------------
Class Y                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                     95,486          $4,850,985
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                                95,486           4,850,985

Shares repurchased                             (89,950)         (4,543,854)
---------------------------------------------------------------------------
Net increase                                     5,536            $307,131
---------------------------------------------------------------------------

                                                Year ended August 31, 2002
---------------------------------------------------------------------------
Class Y                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    258,053         $14,405,718
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                14,969             961,316
---------------------------------------------------------------------------
                                               273,022          15,367,034

Shares repurchased                            (120,071)         (6,927,290)
---------------------------------------------------------------------------
Net increase                                   152,951          $8,439,744
---------------------------------------------------------------------------

At February 28, 2003, Putnam Investments, LLC owned 20 class R shares of the fund (100% of class R shares outstanding), valued at $977.


SERVICES FOR SHAREHOLDERS

HELP YOUR INVESTMENT GROW

Set up a program for systematic investing with as little as $25 a month from a Putnam fund or from your own savings or checking account.
(Regular investing does not guarantee a profit or protect against loss in a declining market.)

SWITCH FUNDS EASILY

You can move money from one Putnam fund to another within the same class of shares without a service charge. (This privilege is subject to change or termination.)

ACCESS YOUR MONEY EASILY

You can have checks sent regularly or redeem shares any business day at the then-current net asset value, which may be more or less than the original cost of the shares. Class B and class C shares carry a sales charge that is applied to certain withdrawals.

HOW TO BUY ADDITIONAL SHARES

You may buy shares through your financial advisor or directly from Putnam. To open an account by mail, send a check made payable to the name of the fund along with a completed fund application. To add to an existing account, complete the investment slip found at the top of your Confirmation of Activity statement and return it with a check payable to your fund.

VISIT US AT WWW.PUTNAMINVESTMENTS.COM

A secure section of our Web site contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

USE OUR TOLL-FREE NUMBER

1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.


[PHOTO OMITTED: SAMUEL PUTNAM]

PUTNAM IS A LEADER IN GLOBAL MONEY MANAGEMENT

Putnam Investments traces its heritage to the early 19th century when ship captains hired trustees to manage their money while they were away at sea. In a landmark 1830 decision that involved one such trustee, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management. In 1937, his great-great grandson founded Putnam with The George Putnam Fund of Boston, the first fund to offer a balanced portfolio of stocks and bonds. Today, Putnam Investments is one of the largest investment management firms in the world, and this balanced approach remains the foundation of everything we do.

With over 65 years of experience, Putnam has nearly $251 billion in assets under management, over 100 mutual funds, over 13 million shareholder accounts, and nearly 3,000 institutional and 401(k) clients. (Information as of 12/31/02.)

We're one of the largest mutual fund companies in the United States.

Putnam has won the DALBAR award for service twelve times in the past thirteen years. Putnam offers products in every investment category, including growth, value, and blend as well as international and fixed income.

Teamwork is a cornerstone of Putnam's investment philosophy. Our funds are managed by teams in a collaborative environment that promotes an active exchange of information.

Putnam's disciplined investment philosophy is based on style consistency. We aim for less volatility over the short term and strong, consistent performance over time. Our truth in labeling approach helps us adhere to every fund's stated objective, style, and risk positioning.

We are committed to helping financial advisors provide sound, sensible guidance, information, and expertise to help investors reach their financial goals.


FUND INFORMATION

ABOUT PUTNAM INVESTMENTS

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President, Treasurer
and Principal Financial Officer

Patricia C. Flaherty
Senior Vice President

Karnig H. Durgarian
Vice President and Principal Executive Officer

Steven D. Krichmar
Vice President and Principal Financial Officer

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Brett C. Browchuk
Vice President

Charles E. Haldeman, Jr.
Vice President

Lawrence J. Lasser
Vice President

Richard G. Leibovitch
Vice President

Beth S. Mazor
Vice President

Richard A. Monaghan
Vice President

Stephen M. Oristaglio
Vice President

Gordon H. Silver
Vice President

Mark C. Trenchard
Vice President

Terrence W. Norchi
Vice President

Judith Cohen
Clerk and Assistant Treasurer


This report is for the information of shareholders of Putnam Health Sciences Trust. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.

Visit www.putnaminvestments.com or call a representative at 1-800-225-1581.

NOT FDIC INSURED, MAY LOSE VALUE, NO BANK GUARANTEE


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PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

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PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
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For account balances, economic forecasts, and the latest on Putnam funds, visit
www.putnaminvestments.com


SA008-88607  021/335/2AB  4/03


PUTNAM INVESTMENTS                                      [SCALE LOGO OMITTED]
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Putnam Health Sciences Trust
Supplement to Semiannual Report dated 2/28/03

The following information has been prepared to provide class Y shareholders with a performance overview specific to their holdings. Class Y shares are offered exclusively to clients that meet the eligibility requirements specified in the fund's prospectus for such shares. Performance of class Y shares, which incur neither a front-end load, distribution fee, nor contingent deferred sales charge, will differ from performance of class A, B, C, M, and R shares, which are discussed more extensively in the semiannual report.

RESULTS AT A GLANCE
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Total return for periods ended 2/28/03

                                                                        NAV

6 months                                                              -4.04%
1 year                                                               -19.78
5 years                                                               -2.96
Annual average                                                        -0.60
10 years                                                             202.65
Annual average                                                        11.71
Life of fund (since class A inception, 5/28/82)
Annual average                                                        13.41

Share value:                                                            NAV

8/31/02                                                              $51.31
2/28/03                                                              $49.24

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Distributions: The fund did not make any distributions during this period.

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Please note that past performance is not indicative of future results. More recent returns may be more or less than those shown. Returns shown for class Y shares for periods prior to their inception are derived from the historical performance of class A shares, and are not adjusted to reflect the initial sales charge currently applicable to class A shares. These returns have not been adjusted to reflect differences in operating expenses which, for class Y shares, typically are lower than the operating expenses applicable to class A shares. All returns assume reinvestment of distributions at net asset value. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call Putnam toll free at 1-800-752-9894.